Exhibit 99.1Exhibit 99.1

33

55

Top 100 Movers & Shakers Top Burger Restaurant to put ’14, ‘15, ’16, ‘17, ’18, ’19, ‘20 on your radar 2021 Top 500 Chains Critic’s Pick Top Better Burger Chain The Next 20 Top 500 Fastest Growing #3 Fastest Growing Private Companies Limited-Service ChainTop 100 Movers & Shakers Top Burger Restaurant to put ’14, ‘15, ’16, ‘17, ’18, ’19, ‘20 on your radar 2021 Top 500 Chains Critic’s Pick Top Better Burger Chain The Next 20 Top 500 Fastest Growing #3 Fastest Growing Private Companies Limited-Service Chain

• • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • •• • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • •

✓✕✓✕✕ ✓✕✕✕✕ ✓✓✕✓✕ ✓✕✕✕✕ ✓✕✓✕✓ ✓✕✓✕✕ ✓✓✓✕✕ ✓✕✓✕✕ ✓✕✓✕✕✓✕✓✕✕ ✓✕✕✕✕ ✓✓✕✓✕ ✓✕✕✕✕ ✓✕✓✕✓ ✓✕✓✕✕ ✓✓✓✕✕ ✓✕✓✕✕ ✓✕✓✕✕

• • • • • • • • •• • • • • • • • •

• • • • • • • • • • •• • • • • • • • • • •

• • • • • • • • •• • • • • • • • •

Exhibit 99.1



BURGERFI

Investor Presentation

JUNE 2021

BFI | Nasdaq Listed

BURGERFI

Disclaimer

FORWARD-LOOKING STATEMENTS

This Presentation may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to BurgerFi International, Inc.'s ("BurgerFi or the "Company") estimates of its future business outlook, prospects or financial results. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 and those discussed in other documents we file with the Securities and Exchange Commission. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

NON-GAAP FINANCIAL MEASURES

For discussion and reconciliation of non-GAAP financial measures, see slides 23 and 24 of this presentation.

BURGERFI

Award-winning, fast casual "better burger" concept, delivering a delicious, all-natural burger experience ordered through our digital platforms or in our cool, modern, eco-friendly restaurants served by our passionate team members.



BURGERFI

Business Snapshot

Founded in 2011

19 Corporate Owned Locations(1)

98 Franchisee Owned Locations (1)

$129.3M Systemwide Sales in 2020 (2)

$34.3M Total Revenue in 2020



1) As of March 31, 2021.
2) See slide 24 for key metrics definitions.

Total Restaurant Locations



Alabama (4)
Auburn
Montgomery
Opelika
Tuscaloosa

Alaska (2)
Anchorage - Midtown
Anchorage - Muldoon

Arizona (2)
Mesa
Tempe

Connecticut (2)
Avon
Manchester

Colorado (1)
Denver

Florida (54)
Aventura
Boca Raton - Boca Pointe
Boca Raton - Uptown
Boynton Beach - Gateway
Boynton Beach - Cobblestone Com.
Coral Springs
Dania Beach
Davie
Delray Beach - Linton Blvd.
Delray Beach - Ocean Blvd.
Delray Beach - West Atlantic Ave.
Doral - City Place
Doral - West Doral
Fort Lauderdale - FLL Airport
Fort Lauderdale - Sunrise Blvd.
Fort Lauderdale - 17th Street
Fort Myers - Alico Road
Fort Myers - Daniels Pkwy
Gainesville
Hallandale Beach
Jacksonville - St. Johns Town Center
Jacksonville - Riverside
Jupiter - Harbourside Place
Kissimmee - The Crosslands
Kissimmee - Margaritaville Blvd.
Lake Mary
Lake Nona
Lauderdale-by-the-Sea
Lighthouse Point
Miami - Pinecrest
Miami Beach - Collins
Miami Beach - Washington
Naples - Immokalee
Naples - Tamiami
Orlando - UCF
Oviedo
Palm Beach Gardens
Pembroke Pines - Towngate
Pembroke Pines - City Center
Port St. Lucie
Sarasota
Seminole
St. Petersburg
Tallahassee
Tampa - SOHO
Tampa - USF
Trinity
Wellington
West Palm Beach
Weston
Windermere - The Grove
Windermere - The Village
Winter Garden
Winter Park

Georgia (5)
Alpharetta
Atlanta - CNN Center
Kennesaw
Lawrenceville
Peachtree Corners

Illinois (1)
Glenview

Indiana (1)
Fort Wayne

Kansas (1)
Leawood

Kentucky (3)
Lexington - Avenue of Champions
Lexington - Fayette Mall Plaza
Lexington - Hamburg

Maryland (5)
Columbia
Baltimore - White Marsh
North Bethesda
Silver Springs
Towson

Michigan (1)
Northville

New York (6)
Brooklyn
Commack
Latham
New York City - Upper East Side
Poughkeepsie
Saratoga Springs

North Carolina (5)
Cary - Walnut Street
Cary - Renaissance Park
Hickory
Raleigh - Crossroads
Raleigh - RDU Airport

South Carolina (3)
Myrtle Beach - N Ocean Blvd.
Myrtle Beach - Surfside
North Myrtle Beach

Ohio (2)
Cincinnati
Cuyahoga Falls

Pennsylvania (3)
Philadelphia - City Center
Philadelphia - Fashion District
Philadelphia - Temple University

Puerto Rico (2)
Caparra
Guaynabo

Tennessee (1)
Brentwood

Texas (8)
Dallas - Mockingbird
Dallas - Preston Rd
Fort Worth
Lubbock
McAllen
San Antonio - Alamo Heights
San Antonio - Bandera Rd.
South Padre Island

Virginia (3)
Charlottesville
Leesburg
Woodbridge

Ghost Kitchens
Austin (3)
Chicago (1)
Miami (2)
Nashville (1)
Portland (3)

International Locations
Kuwait (2)

BURGERFI

Green color represents that at least one BurgerFi restaurant and/or ghost kitchen is operating in the state as of March 2021

BurgerFi Uses Top-Rated Beef Supply

BurgerFi was recognized for two years in a row by Consumer Reports and the National Resources Defense Council (NRDC)'s Chain Reaction Report.

- ★ BurgerFi's Angus beef is never exposed to steroids, antibiotics, growth hormones, chemicals, or additives – Ever.
- ★ BurgerFi utilizes American black Angus beef.
- ★ BurgerFi sources its beef from ranches committed to raising cattle free-range, humanely-treated, and vegetarian-fed.
- ★ Only about 1% of the beef produced in the United States meets the strict BurgerFi standard.


Consumer Reports Chain Reaction Report
A
B
C
D
F
BURGERFI
SHAKE SHACK
D-
Wendy's
SONIC
WHATABURGER
Checkers
Culver's
FIVE GUYS
Krystal
FUDDRUCKERS
A&W
IN-N-OUT
White Castle
Rally's
Farmer Boys
Hardee's
Habit
Freddy's
smashburger

Since 2018, BurgerFi has received an A-Rating on their antibiotic score card as one of only two brands.

CENTER FOR FOOD SAFETY · NRDC NATURAL RESOURCES DEFENSE COUNCIL · FACT Food Animal Concerns Trust · CR Consumer Reports · U.S. PIRG · Milken Institute School of Public Health THE GEORGE WASHINGTON UNIVERSITY

Sources: National Resources Defense Council, Consumer Reports, U.S. Public Research Interest Group, Friends of the Earth, Food Animal Concerns Trust and Center for Food Safety.

BURGERFI

Nationally Recognized Brand

2021 fast casual
TOP 100
MOVERS & SHAKERS
BURGERFI
#1 BRAND OF THE YEAR
Fast Casual

Forbes
TOP BURGER RESTAURANT TO PUT ON YOUR RADAR 2021

Top Burger Restaurant to put on your radar 2021

Fast Casual
2020 fast casual
TOP 10
MOVERS & SHAKERS

Top 100 Movers & Shakers '14, '15, '16, '17, '18, '19, '20

New York

Critic's Pick

Top Better Burger Chain · USA Today 10Best Readers' Choice 2021

Top Better Burger Chain

RESTAURANT BUSINESS

Top 500 Chains

TECHNOMIC
Experience · Vision · Impact

#3 Fastest Growing Limited-Service Chain

Nation's Restaurant News

The Next 20

Inc.

Top 500 Fastest Growing Private Companies



Nation's Restaurant News
WWW.NRN.COM
NEXT GEN BRANDS
A TOP 200 REPORT
page 30
BURGERFI

BURGERFI

Environmental, Social, Governance (ESG)



ENVIRONMENTAL

- Responsible Sourcing
  - BurgerFi is built on a foundation of transparency & quality – e.g., No Antibiotics Ever (N.A.E.) and locally sourced produce whenever possible
- Earth-friendly restaurant designs
  - All-natural southern pine lumber for our wood walls
  - Energy efficient appliances – e.g., LED lights, energy efficient fans
  - Upcycled furnishings such as chairs made from recycled Coca-Coca bottles
  - Recycle our cooking oil to be made into biofuel
  - Switch from plastic to paper products
  - Automatic water valves, reducing annual water consumption



SOCIAL

- Training & education
  - Fi-Way to upward mobility
  - Developing Impactful Leaders course
  - Certified Restaurant Trainer Program
- Inclusive & supportive environment
  - Competitive benefits (PTO & health)
  - Code of Conduct includes commitments to non-discrimination, anti-harassment, & safety
- Deep Community Involvement
  - Marcum Foundation Partnership
  - Palm Beach Atlantic Univ. Titus Center for Franchising
- Food safety
  - Quarterly independent Steritech audits for all restaurants
- COVID-19 response
  - Enhanced team member & guest safety measures



GOVERNANCE

- 80% Independent Board of Directors
- Franchise Advisory Council
- Robust Compliance Policies
  - Brand shield to uphold integrity & ethical standards
  - Confidential, independent 24/7 hotline for team members
  - External Communications Policy
  - Social Media Policy
  - Non-Fraternization Policy
  - Conflicts of interest, anti-kickback policy
  - Insider trading policy
  - No lobbying activities or political contributions

BURGERFI

Timeline of BurgerFi's Growth & Evolution


100% AMERICAN ANGUS
NO HORMONES
NO ANTIBIOTICS

Feb 5, 2011
First BurgerFi restaurant opens in Ft. Lauderdale, FL. Commits to the "Never-Ever Program" – sourcing only the top natural Angus beef in the U.S., raised without added antibiotics, hormones or steroids

2011

2012
First franchised unit opens in Coral Springs, FL, followed by first out-of-state location in Raleigh, NC



2012



2014
Opens 50th restaurant and recognized as the "#1 Fastest Growing Company" by Technomic and "Top Brands of 2014" by Fast Casual Magazine

2014



2015
BurgerFi partners with OLO to launch state of the art digital online ordering platform

2015



2017
BurgerFi opens its first airport location at FLL Airport in partnership with HMSHost and also opens its first college campus location at Temple University in partnership with Aramark

2017

2017
BurgerFi launches its first chicken product: the Fi'ed Chicken Sandwich



2020
BurgerFi opens their 50th unit in Florida and signs licensing agreement with REEF Technology and Delaware North for rapid expansion around the country



2020

2020
~1.6M in 3rd party delivery orders were made with BurgerFi's online ordering system for seamless digital customer experiences

December 2020
BurgerFi goes public on Nasdaq

Nasdaq

TOP 100
BURGERFI
#1 BRAND OF THE YEAR

Forbes
TOP BURGER RESTAURANT TO PUT ON YOUR RADAR 2021

2021
Recognized as a top fast casual chain in the U.S. by prominent media outlets

2021

2021
Opened first drive-thru locations in Kentucky and Nevada



Competitive Landscape[1]

	BurgerFi	Five Guys	Shake Shack	The Habit Burger Grill	Smash Burger
Hormone, Steroid & Antibiotic-Free Beef	✓	✗	✓	✗	✗
Plant-Based Protein	✓	✗	✗	✗	✗
Fresh-Cut Sides	✓	✓	✗	✓	✗
Gourmet Sauces	✓	✗	✗	✗	✗
Craft Beer & Wine	✓	✗	✓	✗	✓
Premium Frozen Custard Desserts	✓	✗	✓	✗	✗
Ghost Kitchen Relationships	✓	✓	✓	✗	✗
Eco-Friendly & Sustainable Design	✓	✗	✓	✗	✗
Flexible/Smaller Footprint	✓	✗	✓	✗	✗

1) In a study conducted by BurgerFi, 25% of customers chose Five Guys as a substitute if BurgerFi were not an option. This compares to 7% choosing Shake Shack and 2% choosing either Habit Burger or Smashburger.

BURGERFI

Experienced Executive Leadership Team



Julio Ramirez
Chief Executive Officer

- Over 40 years of experience in the multi-unit restaurant industry
- Founded Jem Global Inc. and co-owner of Giordino Gourmet Salads
- Previously with Burger King for over 25 years



Michael Rabinovitch
Chief Financial Officer

- Over 25 years of extensive financial experience with best-in-class public companies such as Tech Data, Office Depot, Mayors Jewelers and Claire's Stores



Jim Esposito
Chief Operating Officer

- QSR-industry veteran with over 20 years of experience at Burger King, Panera Bread and Papa Gino's



Henry Gonzalez
Chief Marketing Officer

- Over 25 years of food and retail experience working with leading national and global brands like Burger King, McDonald's, Walmart, Home Depot and Infiniti



Karl Goodhew
Chief Technology Officer

- Over 15 years of software development experience with Fortune 500 companies



Ross Goldstein
Chief Legal Officer

- Over 20 years of legal experience, specializing in franchising, real estate, general corporate and business transactions



Chef Paul Griffin
Chief Culinary Officer

- Over 30 years of experience and classically trained chef from the Philadelphia Restaurant School

Board of Directors



Ophir Sternberg
Executive Chairman

- Over 26 years of real estate industry experience
- Founder of Lionheart Capital LLC
- Founder and Managing Partner of Oz Holdings LLC



Steven Berrard
Independent Director
Chair of Audit Committee

- Over 40 years of executive leadership experience
- Co-founder of RumbleOn Inc., New River Capital Partners and AutoNation



Martha Stewart
Independent Director
Chair of Product & Innovation Committee

- Founder of Martha Stewart Living Omnimedia
- Emmy and James Beard award-winning television show host
- Named to "50 Most Powerful Women" and "100 Greatest Living Business Minds" List



Allison Greenfield
Independent Director
Chair of Compensation & Nominating Committee

- Over 20 years of real estate development experience
- Partner at Lionheart Capital LLC with over 25 years of experience in entitlement, design, construction and management



Gregory Mann
Independent Director

- Almost a decade of advising, consulting, leadership and managerial roles

Growth Strategy



Strategically Positioned "Better Burger" Concept Ready for Growth

ALL NATURAL, CHEF-CREATED BEEF & PLANT-BASED ITEMS



DIGITAL ORDERING AND LOYALTY PLATFORMS

COMMITMENT TO SUSTAINABILITY



EXPANDING REACH THROUGH NEW RESTAURANT OPENINGS, GHOST KITCHENS & DRIVE THRU

Investment in Customer Experience Through Technology

Omnichannel customer experience provides the BurgerFi experience at home, in the restaurant and on the road

Renewed focus on the user experience at all touch points, including mobile app, website, kiosk, drive thru and front of house systems


SWAG
Welcome back to BurgerFi Brittany
Locations
Earn/Pay
Gift Card
My Rewards
Order Ahead





Use cloud technology, such as artificial intelligence and machine learning, to make data-based decisions

DOORDASH GRUBHUB
POSTMATES Uber Eats

Innovating with experienced partners to deliver food autonomously and explore the boundaries of food delivery

BURGERFI

DEVELOPMENT STRATEGY:

Company-Owned & Franchise Restaurants

- ★ Leveraging dominant position as the premier "better burger" chain in Florida
- ★ Grow presence on Eastern seaboard and other important markets in Southeast, Mid-Atlantic and Northeast
- ★ Start with 2-3 company-owned restaurants in key "cluster cities" like Tampa, Jacksonville, Atlanta & Nashville, then add current and future franchisee growth, to:
  - ★ Drive brand awareness through ad fund growth and impact
  - ★ Provide operational training support
- ★ Seeking multi-unit franchise deals in adjacent Southeast markets and opportunistic deals in other U.S. regions
- ★ Pursuing additional international franchises as countries open borders, including Saudi Arabia this year


BURGERFI

DEVELOPMENT STRATEGY:

Ghost Kitchens/Institutional Opportunities

- Accelerate growth of ghost kitchens with multiple partners
  - Add 15-20 new Reef Kitchens to existing footprint in key growth markets in 2021
  - Further expand with Epic Kitchens in Chicago
- Continue to grow in airports with multiple institutional players like Aramark, HMS Host, SSP, Delaware North, Master ConcessionAir, etc.
- Explore other non-traditional options like:
  - College campuses
  - Train stations
  - Motorways
  - Sports venues

Drive Thru Expansion

- Opened first drive-thru in Kentucky, second in Nevada
- Exploring existing locations to expand drive-thru offerings
- First in market to deliver high-quality, better-for-you-food in a modern drive-thru format and scale



BURGERFI


REDEFINING THE WAY THE WORLD EAT BURGERS.

BURGERFI


BURGERFI
NATURAL BURGERS • FRIES • DOGS • CUSTARD • CRAFT BEERS • WINE

Latest Financial Results

BURGERFI

Q1 2021 Financial Summary

- Total revenue increased 32% to $11.0 million vs. $8.3 million in Q1'20
- Systemwide sales[1] increased 19% to $39.8 million vs. $33.5 million in Q1'20
- Restaurant-level operating margin was 13.5% compared to 13.6% in Q1'20
- Net loss attributable to controlling interests and common shareholders was $8.2 million vs. net income attributable to controlling interests and common shareholders of $0.8 million in Q1'20
- Adjusted EBITDA[2] was $0.7 million vs. $1.1 million in Q1'20
- $34.7 million in unrestricted cash at March 31, 2021
- Repaid and terminated its revolving credit line in January 2021



1) See slide 24 for key metrics definitions.
2) See slides 23 & 24 for reconciliation and definition of non-GAAP financial measures.

Q1 2021 Key Metrics[1]

(in thousands, except percentages)	Three Months Ended March 31, 2021
Systemwide Restaurant Sales	$39,820
Systemwide Restaurant Sales YOY Growth	19%
Systemwide Restaurant Same Store Sales YOY Growth	4%
Corporate Restaurant Sales	$8,143
Corporate Restaurant Sales YOY Growth	41%
Corporate Restaurant Same Store Sales YOY Growth	11%
Digital Channel Systemwide Sales	$13,014
Digital Channel Sales YOY Growth	98%
Digital Channel Orders	519
Digital Channel Orders % of Systemwide Sales	33%



1) See slide 24 for key metrics definitions.

BURGERFI

2021 Outlook



- In the fourth quarter of 2020, due to COVID-related volatility that impacted its ability to deliver financial projections, BurgerFi suspended its financial outlook for 2021.
- BurgerFi remains optimistic about its short-term and long-term prospects and is providing the following assumptions for 2021:
  - Approximately 30 new restaurants and approximately 15-20 new ghost kitchens
  - Capital expenditures are planned to be approximately $15 million for 2021

BURGERFI

Adjusted EBITDA Reconciliation

The following table sets forth a reconciliation of net income to adjusted EBITDA:

BurgerFi International Inc., and Subsidiaries
Reconciliation of Net Income to Adjusted EBITDA
(Non-GAAP) (Unaudited)

(in thousands)	Successor Three Months Ended March 31, 2021 (Unaudited)	Predecessor Three Months Ended March 31, 2020 (Unaudited)
(Loss) Income Attributable to Common Shareholders (successor) and Controlling Interests (predecessor)	$ (8,210)	$ 772
Adjustments:		
Depreciation and amortization	2,108	244
Merger and acquisition related costs	429	–
Preopening costs	126	59
Interest expense	8	30
Income tax	713	–
Share-based compensation expense	522	–
Gain on extinguishment of debt	(114)	–
Loss on change in value of warrant liability	4,946	–
Legal matters	200	–
Adjusted EBITDA	$ 728	$ 1,105

BURGERFI

Adjusted EBITDA Reconciliation & Key Metrics Definitions

Adjusted EBITDA Reconciliation

- To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the measure Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
- We use this non-GAAP financial measure for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that this non-GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non-GAAP financial measure also facilitates management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe this non-GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business.
- There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from this non-GAAP financial measure and evaluating this non-GAAP financial measure together with its relevant financial measures in accordance with GAAP.
- For more information on this non-GAAP financial measures, please see the tables captioned Reconciliation of Net Income (Loss) to Adjusted EBITDA included on slide 16.

Key Metrics Definitions

- "Systemwide Restaurant Sales" is presented as informational data in order to understand the aggregation of, franchised stores sales, ghost kitchen and corporate-owned stores sales performance. Systemwide restaurant sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens and corporate-owned restaurants in one period from the same period in the prior year. Systemwide restaurant same store sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens, and corporate-owned restaurants once the restaurant has been in operation after 14 months. See definition below for same store sales.
- "Corporate-Owned Restaurant Sales" represent the sales generated by corporate-owned restaurants. Corporate-owned restaurant sales growth refers to the percentage change is sales at all corporate-owned restaurants in one period from the same period in the prior year. Corporate-owned restaurant same stores sales growth refers to the percentage change in sales at all corporate-owned restaurants once the restaurant has been in operation after 14 months. These measures highlight the performance of existing corporate restaurants.
- "Same Store Sales" is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of same store sales once it has been in operation after 14 months. A restaurant which is temporarily closed (including as a result of the Covid-19 pandemic), is included in the same store sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the same store sales computation. Employee complimentary meals are excluded from the computation. Our calculation of same store sales may not be comparable to others in the industry.
- "Digital Channel Systemwide Sales" is used to measure performance of our digital platform and partnerships with third party delivery partners. We believe our digital platform capabilities are a vital element to continuing to serve our customers and will continue to be a differentiator for BurgerFi as compared to some of our competitors. Digital channel systemwide sales refer to sales generated through the use of digital platforms across all our franchise and corporate-owned restaurants. Digital channel sales growth refers to the percentage change in sales through our digital platforms in one period from the same period in the prior year for all franchise and corporate-owned restaurants. Digital channel orders and digital channel orders as a percentage of systemwide sales are indicative of the number of orders placed through our digital platforms and the percentage of those digital orders when compared to total number of orders at all our franchise and corporate restaurants.
- "Adjusted EBITDA," a non-GAAP measure, is defined as net income attributable to common shareholders and controlling interests before interest, income taxes, depreciation and amortization, merger and acquisition related costs, preopening costs, share-based compensation expense, gains and losses on change in value of warrant liabilities, and certain legal matters.

Key Takeaways



BURGERFI

Investment Highlights

- Award-winning, "better burger" concept that is well positioned for expansion with a strong balance sheet and experienced senior management team
- Significant runway for growth coming out of the pandemic, expecting to open approximately 30 new restaurants and approximately 15-20 new ghost kitchens in 2021
- Unique expansion opportunities to grow the BurgerFi brand outside of restaurants, including ghost kitchens and non-traditional venues
- Tech-enabled ordering system and loyalty platform to meet the evolving preferences of today's consumer, ultimately driving revenue growth
- Named a top fast casual chain in the U.S. by three prominent media outlets in 2021
- Recognized by multiple food and consumer institutions for best-in-class quality of ingredients




BURGERFI
NATURAL BURGERS•FRIES•DOGS•CUSTARD•CRAFT BEERS•WINE

Contact Us

Investor Relations Contact

Cody Slach | Cody Cree

(949) 574-3860

BFI@GatewayIR.com